UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                         November 2, 2005

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                         (410) 539-0000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 8, 2005, Legg Mason, Inc. (the “Company”) filed a Current Report on Form 8-K in connection, among other things, with the Company’s November 3, 2005 completion of an acquisition of 80% of the outstanding equity interests in Permal Group Ltd., a company organized under the laws of England and Wales (“Permal”), from Sequana Capital and the management shareholders of Permal (the “Acquisition”). The Acquisition is discussed in the Company’s Current Report on Form 8-K filed November 8, 2005. Although not required by Regulation S-X, this Current Report on Form 8-K/A amends the Current Report on Form 8-K that was filed on November 8, 2005 to include audited financial statements for Permal. Attached hereto as Exhibit 99, and incorporated herein by reference, are Permal’s audited combined financial statements for the fiscal year ended December 31, 2004.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following combined financial statements are incorporated herein by reference to Exhibit 99

(i)	Report of Independent Registered Public Accounting Firm on Permal Group & Subsidiaries 2004 Combined Financial Statements

(ii)	Permal Group Combined Balance Sheet for the year ended December 31, 2004

(iii)	Permal Group Combined Statement of Operations for the year ended December 31, 2004

(iv)	Permal Group Combined Statement of Cash Flows for the year ended December 31, 2004

(v)	Permal Group Notes to Combined Financial Statements for the year ended December 31, 2004

(d)	Exhibits

23	Consent of Independent Registered Public Accounting Firm

99	Permal Group & Subsidiaries 2004 Combined Financial Statements (Audited)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC. (Registrant)

Date: December 19, 2005	By:	/s/ Thomas P. Lemke
Thomas P. Lemke Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Registered Accounting Firm

99	Permal Group & Subsidiaries 2004 Combined Financial Statements (Audited)

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